UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Event Requiring Report: December 11, 2000
                               ------------------


                          LIGHT MANAGEMENT GROUP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


    002-97360-A                                             59-2091510
(Commission File Number)                    (IRS Employer Identification Number)


              3060 Mainway, Suite 301, Burlington, Ontario L7M 1A3
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (800) 465-9216
                                 --------------
              (Registrant's telephone number, including area code)




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Item 4.                    Changes in Registrant's Certifying Accountant

     On December 11, 2000, the Board of Directors of Light Management Group, Inc., a Nevada corporation (the "Company"), retained Feldman, Sherb & Co., P.C. ("Feldman Sherb") as the Company's auditor for the fiscal year ended December 31, 2000. The Company decided to change auditors because it sought a greater international experience than its previous auditor, James E. Slayton, C.P.A. ("Slayton").

     Neither of Slayton's reports on the financial statements for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion nor were they modified as to uncertainty, audit scope, or accounting principles.

     The Company did not have any disagreements with Slayton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     Prior to retaining its services, the Company did not consult Feldman, Sherb & Co. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and Feldman, Sherb & Co. did not provide any written or oral advice on any accounting, auditing, or financial reporting issue.

     The Company has provided Slayton with a copy of this disclosure and expects him to furnish a letter addressed to the Commission stating whether he agrees with the statements made herein and, if not, stating the respects in which he does not agree.

Item 5.                             Other Events

     In the course of reviewing documentation relating to services to be rendered in conjunction with the audit for the fiscal year ended December 31, 2000, Feldman Sherb discovered an insignificant and immaterial error in the 1999 audit. The Company's par value was listed as $0.02 instead of $0.0001 per share. Therefore, the correct stated capital, as of September 30, 2000 and December 31, 1999, is $1688 and $1618, respectively.

     Feldman Sherb will be auditing the fiscal year ended December 31, 1999 to ensure no other errors are contained in the audit. The Company believes the financial statements contained in its Form 10-KSB for the year ended December 31, 1999, are materially accurate, even though the par value and stated capital are incorrect. The erroneous par value has no impact whatsoever on the Company's net loss for the year ended December 31, 1999.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 11th day of December, 2000.

                                      Light Management Group, Inc.



                                      By:       /s/ Donald Iwacha
                                               ---------------------------------
                                               Light Management Group, Inc.
                                               By: Donald Iwacha, President